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                                                             EXHIBIT 4(a)

                          HERITAGE MEDIA CORPORATION

                                     and

                             THE BANK OF NEW YORK
                                   Trustee

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                                   INDENTURE

                       Dated as of ______________, 1995




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     INDENTURE, dated as of _______________, 1995, between
HERITAGE MEDIA CORPORATION, a corporation duly organized and existing under the laws of the State of Iowa (herein called the "Company"), having its principal office at One Galleria Tower, 13355 Noel Road, Dallas, Texas 75240, and THE BANK OF NEW YORK, a
New York banking corporation, as Trustee (herein called the "Trustee").

                     RECITALS OF THE COMPANY

     The Company has duly authorized the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (the "Securities") to be issued in one or more series as herein provided.

     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities of each series, as follows:

                           ARTICLE ONE

                Definitions and Other Provisions
                     of General Application

SECTION 101.   Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

     (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles (whether or not such is indicated herein), and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such


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     accounting principles as are generally accepted at the date of such computation; and

     (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Act", when used with respect to any Holder, has the meaning specified in Section 104.

     "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

     "Business Day" means each Monday, Tuesday, Wednesday,
Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

     "Capital Expenditures" means the aggregate of all expenditures by the Company

     "Capital Lease Obligation" of any Person means the obligation to pay rent or

     "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock of such Person.

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     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary and delivered to the Trustee.

     "Corporate Trust Office" means the principal office of the Trustee in The City of New York at which at any particular time its corporate trust business shall be administered. At the time of execution of this Indenture, such office of the Trustee is located at 101 Barclay Street, Floor 21W, New York, New York 10286.

     "Corporation" means a corporation, association, company, joint-stock company or business trust.

     "Credit Agreement" means the Credit Agreement dated as of June 22, 1992 among Heritage Media Services, Inc., Citibank, N.A. (as agent), NationsBank of Texas, N.A. (as co-agent) and the lenders named therein, and any amendment thereto.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Depositary," when used with respect to the Securities of any series issuable or issued in whole or in part in global form, means The Depository Trust Company ("DTC") or such other Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter shall mean or include each Person which is then a Depositary hereunder, and if at any time there is more than one such Person, shall be a collective reference to such Persons.

     "Dollar" means the currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

     "Event of Default" has the meaning specified in Section 501.

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     "Exchange Act" refers to the Securities Exchange Act of 1934 as it may be amended and any successor act thereto.

     "HMSI Notes" means the 11% Senior Secured Notes Due 2002 in the original principal amount of $150,000,000 issued by Heritage
Media Services, Inc. and guaranteed as to payment by the Company.

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Incur" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to generally accepted accounting principles or otherwise, of any such Indebtedness or other obligation on the balance sheet of such Person (and "Incurrence", "Incurred", "Incurrable" and "Incurring"' shall have meanings correlative to the foregoing); PROVIDED, HOWEVER, that a change in generally accepted accounting principles that results in an obligation of such Person that exists at such time becoming Indebtedness shall not be deemed an Incurrence of such Indebtedness.

     "Indebtedness" means (i) any liability of any entity (a) for borrowed money, or under any reimbursement obligation relating to a letter of credit (other than letters of credit obtained in the ordinary course of business), (b) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind or with services incurred in connection with Capital Expenditures, or (c) for the payment of money relating to a Capital Lease Obligation; (ii) any liability of others described in the preceding clause (i) that the entity has Guaranteed or that is otherwise its legal liability; and (iii) the maximum fixed liquidation preference, redemption or repurchase price of Redeemable Stock of such Person at the time of determination; PROVIDED that Indebtedness shall not include accounts payable or liabilities to trade creditors of any entity.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include and incorporate by reference the forms and terms of particular series of Securities established as contemplated hereunder.

     "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

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     "Maturity", when used with respect to any Security, means
the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Officer" means, with respect to the Company, its Chairman of the Board, its President or a Vice President, its Treasurer, its Secretary or an Assistant Secretary,

     "Officers' Certificate" means a certificate signed by an Officer of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to
Section 1004(a) shall be the principal executive, financial or accounting officer of the Company.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee and which opinion shall be reasonably satisfactory to the Trustee.

     "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, EXCEPT:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as a Paying Agent) for the Holders of such Securities; PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (iii)  Securities which have been defeased pursuant to
     Section 1202 hereof; and

          (iv)  Securities which have been paid pursuant to
     Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization,

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direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "PARI PASSU", when used with respect to the ranking of any Indebtedness of any Person in relation to other Indebtedness of such Person, means that each such Indebtedness (a) either (i) is not subordinated in right of payment to any other Indebtedness of such Person or (ii) is subordinate in right of payment to the same Indebtedness of such Person as is the other and is so subordinate to the same extent and (b) is not subordinate in right of payment to the other or to any Indebtedness of such Person as to which the other is not so subordinate.

     "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

     "Periodic Offering" means an offering of Securities of a series from time to time the specific terms of which Securities, including, without limitation, the rate or rates of interest or formula for determining the rate or rates of interest thereon, if any, the Stated Maturity thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company upon the issuance of such Securities.

     "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment," when used with respect to the Securities of or within any series, means the place or places where the principal of, premium, if any, interest and any other payments due on such Securities are payable as specified as contemplated by Sections 301 and 1002.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

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     "Redeemable Stock" means, with reference to any series of
Securities, any equity security that by its terms or otherwise is required to be redeemed prior to the Stated Maturity of such Securities or is redeemable at the option of the holder thereof at any time prior to the Stated Maturity of such Securities.

     "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of or within any series means the date specified for that purpose as contemplated by
Section 301.

     "Related Person" means (i) any Affiliate of the Company,
(ii) any individual or entity who directly or indirectly holds 10% or more of any class of Capital Stock of the Company, (iii) any relative of such individual by blood, marriage or adoption not more remote than first cousin and (iv) any officer or director of the Company.

     "Responsible Officer", when used with respect to the Trustee, means any officer within the corporate trust department (or any successor group) including, without limitation, any Vice President, any assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Restricted Payment" means, with respect to any Person, (i) any dividend or other distribution on any shares of such Person's Capital Stock or (ii) any purchase, redemption, defeasance, retirement or other acquisition of Capital Stock or of options, warrants or other rights to acquire Capital Stock; PROVIDED, HOWEVER, that Restricted Payments shall not include any dividends or other distributions paid by a Subsidiary of the Company to the Company or to another Subsidiary.

     "Securities" has the meaning stated in the first Recital of this Indenture and more particularly means a Security or Securities of the Company issued, authenticated and delivered under this Indenture.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

     "Senior Indebtedness" means (i) all principal of or interest on or in connection with Indebtedness (whether outstanding at the date of this Indenture or hereafter

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incurred), (ii) all charges, fees, expenses (including reasonable attorneys' fees and expenses) and other amounts owing to holders of Indebtedness described in clause (i) above in connection with such Indebtedness, and (iii) renewals, extensions and refundings of Indebtedness described in clauses (i) and (ii) above, unless in each case, the instrument or document evidencing such Indebtedness expressly provides that such Indebtedness (a) is expressly subordinate to other Indebtedness of the Company or (b) is not superior in right of payment to the Securities; PROVIDED, HOWEVER, that Senior Indebtedness shall not include the Securities or the Subordinated Notes, or any renewals, extensions or refundings of such notes.

     "Special Record Date" for the payment of any Defaulted
Interest means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

     "Subordinated Notes" means the 11% Senior Subordinated Notes due 2002 issued by the Company pursuant to an Indenture dated as of October 1, 1992.

     "Subsidiary" of any Person means (i) a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or by such Person and one or more other Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; PROVIDED, HOWEVER, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "U.S. Person" means, unless, otherwise specified with respect to the Securities of any series as contemplated by
Section 301, a citizen, national or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate

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or trust, the income of which is subject to United States federal income taxation regardless of its source.

     "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title
"vice president".

     "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

SECTION 102.   COMPLIANCE CERTIFICATES AND OPINIONS.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act or this Indenture. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

     (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

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SECTION 103.   FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


SECTION 104.   ACTS OF HOLDERS; RECORD DATES.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

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     (b)  The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to
Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

     (d) The ownership of Securities shall be proved by the Security Register.

     (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105.   NOTICES, ETC., TO TRUSTEE OR COMPANY.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trustee Office, Attention: Corporate Trust Trustee Administration, or with respect to notices by the Company transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the

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     following facsimile number: 212-815-5915 (telephone number:
     212-815-5375), or

     (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, or with respect to notices by the Trustee, transmitted by facsimile transmission
     (confirmed by guaranteed overnight courier) to the following facsimile number: (214) 702-7382 (telephone number (214) 702-7380).


SECTION 106.   NOTICE TO HOLDERS; WAIVER.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.


SECTION 107.   CONFLICT WITH TRUST INDENTURE ACT.

     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

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SECTION 108.   EFFECT OF HEADINGS.

     The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 109.   SUCCESSORS AND ASSIGNS.

     All covenants and agreements in this Indenture by the Company shall bind its respective successors and assigns, whether so expressed or not.

SECTION 110.   SEPARABILITY CLAUSE.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.   BENEFITS OF INDENTURE.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.


SECTION 112.   GOVERNING LAW.

     THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK,
WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


SECTION 113.   LEGAL HOLIDAYS.

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity, and no interest shall accrue in respect of such payment for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

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                                 ARTICLE TWO

                               Form of Security

SECTION 201.   FORM GENERALLY.

     The Securities of each series shall be in substantially such form or forms as shall be established by or pursuant to a Board Resolution or one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Officers executing such Securities as evidenced by their execution of such Securities. If temporary Securities of any series are issued as permitted by Section 304, the form or forms thereof also shall be established as provided in the preceding sentences. If the forms of Securities of any series are established by, or by action taken pursuant to, a Board Resolution, a copy of the Board Resolution together with an appropriate record of any such action taken pursuant thereto, including a copy of the approved form or forms of Securities shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

     The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the Officers executing such Securities as evidenced by their execution of such Securities.

SECTION 202.   FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

     This is one of the Securities of the series described in the within-mentioned Indenture.

Dated:                             THE BANK OF NEW YORK
                                   As Trustee

                                   By: _________________________
                                        Authorized Signatory

SECTION 203.   SECURITIES IN GLOBAL FORM.

     If Securities of or within a series are issuable in whole or in part in global form, any such Security may provide that it shall represent the aggregate or specified amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced or increased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby, shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or 304. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. Any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 hereof and need not be accompanied by an Officers' Certificate or an Opinion of Counsel.

     The provisions of the last paragraph of Section 303 shall apply to any Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 hereof and need not be accompanied by an Officers' Certificate or an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last paragraph of Section 303.

     Notwithstanding the provisions of Section 201 and 307, unless otherwise specified as contemplated by Section 301, payment of principal of, premium, if any, and interest on any Security in permanent global form shall be made to the registered holder thereof.

SECTION 204.   FORM OF LEGEND FOR SECURITIES IN GLOBAL FORM.

     Any Security in global form authenticated and delivered hereunder shall bear a legend in substantially the following form or in such other form as may be specified in accordance with
Section 301:

          "THIS SECURITY IS IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE DATED AS OF ____________, 1995, AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR

     BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER
     NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH
     NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH
     SUCCESSOR DEPOSITARY."



                          ARTICLE THREE

                         The Securities


SECTION 301.   AMOUNT UNLIMITED, ISSUABLE IN SERIES.

     (a) The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.
The Securities may be issued from time to time in one or more series.

     (b) The following matters shall be established with respect to each series of Securities issued hereunder (i) by a Board Resolution, (ii) by action taken pursuant to a Board Resolution and (subject to Section 303) set forth, or determined in the manner provided, in an Officers' Certificate or (iii) in one or more indentures supplemental hereto:

          (1) the title of the Securities of the series (which title shall distinguish the Securities of the series from all other series of Securities);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (which limit shall not pertain to Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series or portions thereof pursuant to Section 304, 305, 306 or 1108 or any Securities that, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

          (3) the date or dates on which the principal of and premium, if any, on the Securities of the series is payable or the method of determination thereof;

          (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method of calculating such rate or rates of interest, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable, the right, if any, of the Company to defer or extend any Interest Payment Date and the Regular Record Date, if any, for the interest payable on any Security on any Interest Payment Date, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

          (5) the place or places where the principal of, premium, if any, and interest, if any, on, Securities of the series shall be payable, and any Securities of the series may be surrendered for registration of transfer or exchange, if other than the Corporate Trust Office, where notices and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served if other than as provided in Sections 105 and 1002 and where notices to Holders pursuant to Section 106 will be published;

          (6) any periods within which, prices at which, and any other terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than as provided in Section 1104, the manner in which the particular Securities of such series (if less than all Securities of such series are to be redeemed) are to be selected for redemption;

          (7) any obligation of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or upon the happening of a specified event or at the option of a Holder thereof and any periods within which, prices at which, and any other terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

          (9) if the amount of any payment of principal of, premium, if any, or interest, if any, on, the Securities of the series shall be determined with reference to an index, formula or other method, the index, formula or other method by which such amounts shall be determined and any special voting, defeasance or other provisions in connection therewith;

          (10) if other than the principal amount thereof, the portion of the principal amount of the Securities of the series which shall be payable upon declaration of acceleration thereof pursuant to Section 502 or the method by which such portion shall be determined;

          (11) if other than as provided in Section 307, the Person to whom any interest on any Security of the series shall be payable;

          (12) any provisions granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified,

          (13) any deletions from, modifications of or additions to the Events of Default set forth in Section 501 or the covenants of the Company set forth in Article Ten pertaining to the Securities of the series;

          (14) under what circumstances, if any, and with what procedures and documentation the Company will pay additional amounts on the Securities of the series held by a Person who is not a U.S. Person (including any modification of the definition of such term) in respect of taxes, assessments or similar charges withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts (and the terms of any such option);

          (15) if other than the date of original issue of the first Security of the series to be issued, the date as of which any temporary global Security representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

          (16) the applicability, if any, to the Securities of the series of Sections 1202 and 1203, or such other means of defeasance or covenant defeasance as may be specified for the Securities of the series, and whether, for the purpose of such defeasance or covenant defeasance, the term "Government Obligations" shall include obligations referred to in the definition of such term which are not obligations of the United States or an agency or instrumentality of the United States;

          (17) if other than the Trustee, the identity of the Security Registrar and any Paying Agent for the Securities of the series;

          (18) if the Securities of the series shall be issued in whole or in part in global form, (i) the identity of any Depositary for such global Securities other than DTC and
     (ii) if other than as provided in Section 305, the circumstances under which any exchange of interests in any Securities of the series in global form for certificated Securities of such series may occur;

          (19) any restrictions on the registration, transfer or exchange of the Securities of the series in addition to, in modification of or deletion from those contained in Section 305;

          (20) if the Securities of the series may be issued or delivered (whether upon original issuance or upon exchange of a temporary Security of such series or otherwise), or any installment of principal or interest is payable, only upon receipt of certain certificates or other documents or satisfaction of other conditions in addition to those specified in this Indenture, the form and terms of such certificates, documents or conditions;

          (21) subject to Article Thirteen, the relative degree to which the Securities of the series shall be senior to or be subordinated to other Indebtedness of the Company in right of payment; and

          (22) any other terms of the Securities of the series (which terms shall not be inconsistent with the provisions of this Indenture) including any terms which may be required by or advisable under United States laws or regulations or advisable (as determined by the Company) in connection with the marketing of the Securities of the series.

     (c) All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided (i) in a Board Resolution, (ii) by action taken pursuant to a Board Resolution and (subject to Section 303) set forth, or determined in the manner provided, in the related Officers' Certificate or (iii) in an indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

     (d) If any of the terms of the Securities of any series are established by action taken pursuant to a Board Resolution, a copy of such Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth, or providing the manner for determining, the terms of the Securities of such series, and an appropriate record of any action taken pursuant thereto in connection with the issuance of any Securities of such series shall be delivered to the Trustee prior to the authentication and delivery thereof.


SECTION 302.   DENOMINATIONS.

     Unless otherwise provided as contemplated by Section 301, any Securities of a series shall be issuable in denominations of $1,000 and any integral multiple thereof.


SECTION 303.   EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

     Securities shall be executed on behalf of the Company by two
Officers. The Company's seal shall be reproduced on the Securities. The signatures of any of these Officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to be Officers prior to the authentication and delivery of such Securities or were not Officers at the date of such Securities.

     At any time and from time to time, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; PROVIDED, HOWEVER, that, in the case of Securities of a series offered in a Periodic Offering, the Trustee shall authenticate and deliver such Securities from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of oral or electronic instructions from the Company or its duly authorized agents, promptly confirmed ln writing) acceptable to the Trustee as may be specified by or pursuant to a Company Order delivered to the Trustee prior to the time of the first authentication of Securities of such series.

     If the form or terms of the Securities of a series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to sections 315(a) through (d) of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (1) if the forms of such Securities have been established by or pursuant to a Board Resolution as permitted by Section 201, that such forms have been established in conformity with the provisions of this Indentures

          (2) if the terms of such Securities have been established by or pursuant to a Board Resolution as permitted by Section 301, that such terms have been, or in the case of Securities of a series offered ln a Periodic
     Offering, will be, established in conformity with the provisions of this Indenture, subject in the case of Securities offered in a Periodic Offering, to any conditions specified in such Opinion of Counsel; and

          (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

Notwithstanding that such form or terms have been so established, the Trustee shall have the right to decline to authenticate such Securities if, in the opinion of the Trustee (after consultation with counsel), the issue of such Securities pursuant to this Indenture will materially adversely affect the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Notwithstanding the provisions of Section 301 and of the two preceding paragraphs, if all of the Securities of any series are not to be issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to the two preceding paragraphs in connection with the authentication of each Security of such series if such documents, with appropriate modifications to cover such future issuances, are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

     With respect to Securities of a series offered in a Periodic Offering, the Trustee may rely, as to the authorization by the Company of any of such Securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and the other documents delivered pursuant to Sections 201 and 301 and this Section, as applicable, in connection with the first authentication of Securities of such series.

     If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in whole or in part in global form, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Securities ln global form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such Security or Securities in global form, (ii) shall be registered in the name of the Depositary for such Security or Securities in global form or the nominee of such Depositary,
(iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction and (iv) shall bear the legend set forth in Section 204.

     Each Depositary designated pursuant to Section 301 for a Security in global form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation. If requested by the Company, the Trustee shall enter into an agreement with a Depositary governing the respective duties and rights of such Depositary and the Trustee with regard to Securities issued in global form.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefits under this Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of one of the authorized signatories of the Trustee or an Authenticating Agent. Such signature upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered under this Indenture and is entitled to the benefits of this Indenture.

     Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 hereof and need not be accompanied by an Officers' Certificate or an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

SECTION 304.   TEMPORARY SECURITIES.

     Pending the preparation of definitive Securities of any series, the Company may execute and, upon Company Order, the Trustee shall authenticate and deliver temporary Securities of such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor and form of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. In the case of Securities of any series, such temporary Securities may be in global form, representing all or a portion of the Outstanding Securities of such series.

     Except in the case of temporary Securities in global form, each of which shall be exchanged in accordance with the provisions thereof, if temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series of the same tenor upon surrender of the temporary Securities of such series at the office or agency of the Company pursuant to Section 1002 in a Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations and of like tenor. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series except as otherwise specified as contemplated by Section 301.


SECTION 305.   REGISTRATION, TRANSFER AND EXCHANGE.

     The Company shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency to be maintained by the Company in accordance with Section 1002 in a Place of Payment a register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and the registration transfers of Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Security of any series at the office or agency maintained pursuant to
Section 1002 in a Place of Payment for the Securities of such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, in authorized denominations, like aggregate principal amount and containing identical terms and provisions.

     At the option of the Holder, Securities of any series (except a Security in global form) may be exchanged for other Securities of the same series, in any authorized denominations, of a like aggregate principal amount and containing identical terms and provisions, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in certificated form, a Security in global form representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

     If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 303, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company prior to the resignation of the Depositary and, in any event, within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 301(b)(18) shall no longer be effective with respect to the Securities of such series and the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of certificated Securities of such series and tenor, shall authenticate and deliver, Securities of such series and tenor in certificated form, in authorized denominations and in like aggregate principal amount and containing identical terms and provisions, in exchange for such global Security.

     The Company may at any time in its sole discretion determine that Securities of any series issued in global form shall no longer be represented by such a Security or Securities in global form. In such event the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of certificated Securities of such series and tenor, shall authenticate and deliver, Securities of such series and tenor in certificated form, in authorized denominations and in like aggregate principal amount and containing identical terms and provisions in exchange for such global Security.

     If an Event of Default occurs and is continuing with respect to Securities of any series issued in global form, upon written notice from the Depositary, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of certificated Securities of such series and tenor, shall authenticate and deliver, Securities of such series and tenor in certificated form, in authorized denominations and in like aggregate principal amount and containing identical terms and provisions, in exchange for such global Security.

     Whenever a global Security of any series is to be exchanged in whole or in part for certificated Securities pursuant to the provisions of this Section or the terms of the Securities of such series established as contemplated by Section 301, the Depositary for such global Security may surrender such global Security of such series in exchange in whole or in part for Securities of such series in certificated form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

          (i) to each Person specified by such Depositary a new certificated Security or Securities of the same series of like tenor, in any authorized denomination requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Security in global form; and

          (ii) to such Depositary a new Security in global form of like tenor in a denomination equal to the difference, if any, between the principal amount of the surrendered Security in global form and the aggregate principal amount of certificated Securities delivered to Holders thereof.

     Upon the exchange of a Security in global form for Securities in certificated form, such Security in global form shall be cancelled by the Trustee. Securities in certificated form issued in exchange for a Security in global form pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Security in global form, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

     Whenever any Securities are surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or upon any exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Security Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or for any exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed ln connection with any registration or transfer or exchange of Securities, other than exchanges pursuant to Section 304 or 1108 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of, or exchange any Securities of any series and tenor for a period beginning at the opening of business 15 days before any selection for redemption of Securities of like series and tenor and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of Securities of like series and tenor; or
(ii) to register the transfer of or exchange any Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 306.   MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver a replacement Security of the same series and tenor, containing identical terms and provisions and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Trustee
(i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them, and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a replacement Security of the same series and tenor, containing identical terms and provisions and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.


SECTION 307.   PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

     (a)  Unless otherwise provided as contemplated by Section
301, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     (b) Unless otherwise provided as contemplated by Section 301, any interest on Securities of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

     (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose name such Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner, provided that the Company may pay Defaulted Interest during the five business days immediately following an Interest Payment Date on which payment of interest was not punctually paid or duly provided for in whose name the Securities were registered at the close of business to the Persons on the Regular Record Date immediately preceding such Interest Payment Date. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

     (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.


SECTION 308.   PERSONS DEEMED OWNERS.

     Prior to due presentment of any Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     None of the Company, the Trustee or any agent of the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Security in global form, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, with respect to any Security in global form, nothing herein shall prevent the Company or the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Depositary (or its nominee), as a Holder, with respect to such Security in global form or impair, as between such Depositary and owners of beneficial interests in such Security in global form, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as Holder of such Security in global form.


SECTION 309.   CANCELLATION.

     All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be returned to the Company.

SECTION 310.   COMPUTATION OF INTEREST.

     Except as otherwise specified as contemplated by Section 301, interest on all Securities shall be computed on the basis of a 360-day year of twelve 30-day months.


SECTION 311.   CUSIP NUMBERS.

     The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, in such case, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.


                          ARTICLE FOUR

                   Satisfaction and Discharge


SECTION 401.   SATISFACTION AND DISCHARGE OF INDENTURE.

     This Indenture shall upon a Company Request cease to be of further effect with respect to Securities of or within any series (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on written demand of and at the expense of the Company, shall execute instruments reasonably satisfactory to the Trustee and the Company acknowledging satisfaction and discharge of this Indenture with respect to such Securities, when

     (1)  either

          (A) all such Securities theretofore authenticated and delivered (other than (i) such Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) such Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

          (B)  all Securities of such series

               (i)  have become due and payable, or

               (ii) will become due and payable at their Stated
          Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date;

     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company in respect of such Securities; and

     (3)  the Company has delivered to the Trustee an Officers'
Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture in respect of such Securities have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture in respect of such Securities pursuant to this Article
Four, the obligations of the Company to the Trustee under Section
607, the obligations of the Company to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive in respect of such Securities.


SECTION 402.   APPLICATION OF TRUST MONEY.

     Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                          ARTICLE FIVE

                            Remedies


SECTION 501.   EVENTS OF DEFAULT.

     An "Event of Default" occurs with respect to the Securities of any series upon the (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (1) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

     (2) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

     (3)  default in the performance, or breach, of Section 801; or

     (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture applicable to the Securities of that series (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (5) default or defaults under any bond(s), debenture(s), note(s) or other evidence(s) of any Indebtedness by the Company or any Subsidiary of the Company or under any mortgage(s), indenture(s) or instrument(s) under which there may be issued or by which there may be secured or evidenced any Indebtedness by the Company or any such Subsidiary with a principal amount then outstanding, individually or in the aggregate, in excess of $1,500,000, whether such Indebtedness now exists or shall hereafter be created, which default or defaults shall constitute a failure to pay any portion of the principal of such Indebtedness when due and payable after the expiration of any applicable grace period with respect thereto or shall have resulted in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable; or

     (6) final judgment or final judgments for the payment of money are entered against the Company or any Subsidiary of the Company in an aggregate amount in excess of $2,000,000 by a court or courts of competent jurisdiction, which judgments remain undischarged or unbonded for a period (during which execution shall not be effectively stayed) of 60 days after the right to appeal all such judgments has expired; or

     (7)  entry by a court having jurisdiction in the premises of
(A) a decree or order for relief in respect of the Company or any Subsidiary of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any such Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any such Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any such Subsidiary or of any substantial part of the property of the Company or any such Subsidiary, or ordering the winding up or liquidation of the affairs of the Company or any such Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

     (8) commencement by the Company or any Subsidiary of the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any such Subsidiary to the entry of a decree or order for relief in respect of the Company or any Subsidiary of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Subsidiary of the Company, or the filing by the Company or any such Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company or any such Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Subsidiary of the Company or of any substantial part of the property of the Company or any Subsidiary of the Company, or the making by the Company or any Subsidiary of the Company of an assignment for the benefit of creditors, or the admission by the Company or any such Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any such Subsidiary in furtherance of any such action.

SECTION 502.   ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

     If an Event of Default (other than an Event of Default specified in Section 501(7) or (8)) occurs and is continuing with respect to the Securities of any series, then and in every such case, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare all of the Securities of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal shall become immediately due and payable. If an Event of Default specified in Section 501(7) or
(8) occurs, the Securities then Outstanding shall ipso facto become immediately due and payable without any declaration or other Act on the part of the Trustee or any Holder.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

     (1) the Company has paid or deposited with the Trustee a sum sufficient to pay (A) all overdue interest on all Securities of such series, (B) the principal of (and premium, if any, on) any Securities of such series which have become due otherwise than by such declaration of acceleration and, to the extent that payment of such interest is lawful, interest thereon at the rate provided by the Securities, (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate provided by the Securities of such series, and (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

     (2) all Events of Default, other than the non-payment of the principal of Securities of such series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.   COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT
               BY TRUSTEE.

     The Company covenants that if

     (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of [____] days, or

     (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal of (and premium, if any) and interest on, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates provided by such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements, advances or liabilities of the Trustee, its agents and counsel incurred hereunder.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


SECTION 504.   TRUSTEE MAY FILE PROOFS OF CLAIM.

     In case of any judicial proceeding relative to the Company or any other obligor upon the Securities, or the property of the Company or its creditors or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.


SECTION 505.   TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.


SECTION 506.   APPLICATION OF MONEY COLLECTED.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid: first, to the payment of all amounts due the Trustee under Section 607; and second, to Holders of Securities in respect of which or for the benefit of which such money has been collected for amounts due and unpaid on such Securities for principal, premium (if any) and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and third, to the Company.

SECTION 507.   LIMITATION ON SUITS.

     No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

     (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

     (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

     (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series; it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.


SECTION 508.   UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE
               PRINCIPAL, PREMIUM AND INTEREST.

     Notwithstanding any other provision in this Indenture, the right of any Holder of any Security to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or in the case of redemption, on the Redemption Date) or bring suit for the enforcement of any such payment on or after such respective dates shall not be impaired or affected without the consent of such Holder.

SECTION 509.   RESTORATION OF RIGHT AND REMEDIES.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


SECTION 510.   RIGHTS AND REMEDIES CUMULATIVE.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


SECTION 511.   DELAY OR OMISSION NOT WAIVER.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


SECTION 512.   CONTROL BY HOLDERS.

     The Holders of a majority in principal amount of the Outstanding Securities of each series affected (with all such series voting as one class) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, PROVIDED that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513.   WAIVER OF PAST DEFAULTS.

     The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series may, on behalf of the Holders of all the Securities of such series waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


SECTION 514.   UNDERTAKING FOR COSTS.

     In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs (including legal fees and expenses) of such suit, and may assess such costs against any party litigant in the manner and to the extent provided in the Trust Indenture Act; PROVIDED, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Trustee or in any suit for the enforcement of any right to payment referred to in Section 508, or to any suit instituted by Holders of more than 10% of the Outstanding principal amount of Securities of any series.

                           ARTICLE SIX

                           The Trustee


SECTION 601.   CERTAIN DUTIES AND RESPONSIBILITIES.

     (a)  Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture;
     but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture but need not confirm the accuracy of any calculations contained therein.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, EXCEPT that

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any liability, loss or risk in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.   NOTICE OF DEFAULTS; NOTICE OF ACCELERATION.

     If a default occurs and is continuing with respect to the Securities of any series, the Trustee shall, within 90 days after such default occurs, transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and PROVIDED, FURTHER, that in the case of any default of the character specified in Section 501(4), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

Promptly upon receiving a copy of a Notice of Acceleration with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of receipt of such Notice of Acceleration.


SECTION 603.   CERTAIN RIGHTS OF TRUSTEE.

     Subject to the provisions of Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, order, demand or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any regulation, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.


SECTION 604.   NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be (i) accountable for the use or application by the Company of Securities or the proceeds thereof, (ii) accountable for any money paid to the Company, or upon the Company's direction, if made under and in accordance with any provision of this Indenture or (iii) responsible for the use or application of any money received by any Paying Agent other than itself.


SECTION 605.   MAY HOLD SECURITIES.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company or any other obligor upon the Securities with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.


SECTION 606.   MONEY HELD IN TRUST.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.


SECTION 607.   COMPENSATION AND REIMBURSEMENT.

     The Company covenants and agrees

          (1)  to pay to the Trustee from time to time
     compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents, counsel and all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith; and

          (3) to indemnify each of the Trustee and any predecessor Trustee in its individual capacity and each of its officers, directors, agents and attorneys-in-fact for, and to hold each such person harmless against, any loss, claim, liability, damage or expense including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on such person's part, arising out of or in connection with the acceptance or administration of this Indenture or the performance of any of its powers or duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder and complying with any process served upon the Trustee or any such other person hereunder or thereunder.

     The obligation of the Company under this Section 607 to compensate the Trustee and to pay, indemnify and reimburse the Trustee for such expenses, disbursements and advances shall constitute additional Indebtedness hereunder. The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 607, except with respect to funds held in trust for the benefit of the Holders of particular Securities. Such obligations shall survive the satisfaction and discharge of this Indenture and any rejection of this Indenture by any bankruptcy court.

     If the Trustee incurs expenses or renders services after the occurrence of an Event of Default specified in Section 501(7) or 501(8), the parties hereto and the Holders, by their acceptance of the Securities, hereby agree that the expenses and the compensation for services are intended to constitute expenses of administration under any applicable bankruptcy law.


SECTION 608.   DISQUALIFICATION; CONFLICTING INTERESTS.

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609.   CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

     There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and its Corporate Trust Office in The City of New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


SECTION 610.   RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

     (b) The Trustee may resign at any time by giving written notice thereof to the Company and written notice to the Holders in the manner provided by Section 105 and Section 106. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of such removal, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (d)  If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2)  the Trustee shall cease to be eligible under
     Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee and appoint a successor Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (f) The Company shall give written notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in
Section 106.  Each notice shall include the name of the successor
Trustee and the address of its Corporate Trust Office.


SECTION 611.   ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring
Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the written request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of any amounts then due it under Section 607, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee and the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts. Any Trustee ceasing to act shall nevertheless retain a lien upon all property or funds held or collected by the Trustee to secure any amounts due it pursuant to Section 607.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


SECTION 612.   MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


SECTION 613.   PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

     If and when the Trustee shall be or become a creditor of the Company or any other obligor upon the Securities, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor). For the purposes of Section 311(b)(4) and
(6) of the Trust Indenture Act:

          (a) "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

          (b) "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.


SECTION 614.   APPOINTMENT OF AUTHENTICATING AGENT.

     The Trustee may from time to time appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Company. The
Trustee may at any time terminate the
agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment to all Holders in the manner provided in Section 106.
Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

     If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities described in the within-mentioned Indenture.


Dated:                             THE BANK OF NEW YORK,
                                   As Trustee

                                   By:_________________________
                                        As Authenticating Agent


                                   By:_________________________
                                        Authorized Signatory

                          ARTICLE SEVEN

        Holders' Lists and Reports by Trustee and Company


SECTION 701.   COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

     The Company will furnish or cause to be furnished to the Trustee

          (a) semi-annually, on each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular
     Record Date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

EXCLUDING from any such list names and addresses received by the Trustee in its capacity as Security Registrar.


SECTION 702.   PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

     (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703.   REPORTS BY TRUSTEE.

     (a) The Trustee shall transmit to Holders such reports, if any, concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of this Indenture deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

     (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission, with the Company. The Company will notify the Trustee in writing when the Securities are listed on any stock exchange.


SECTION 704.   REPORTS BY COMPANY.

     The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; PROVIDED that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).


                          ARTICLE EIGHT

                   Merger, Consolidation, Etc.


SECTION 801.   MERGERS, CONSOLIDATIONS AND CERTAIN SALES AND
               PURCHASES OF ASSETS.

     The Company (a) shall not consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into the Company and (b) shall not, directly or indirectly, transfer, sell, convey, lease otherwise dispose of all or substantially all of its properties and assets as an entirety UNLESS

          (1)  immediately after giving effect to such
     transaction and treating any Indebtedness that becomes an obligation of the Company or a Subsidiary of the Company, as a result of such transaction, as having been Incurred by the Company or such Subsidiary at the time of the transaction, no Event of Default or event that, with the passing of time or the giving of notice, or both, would become an Event of Default, shall have occurred and be continuing;

          (2) in a transaction in which the Company does not survive or in which the Company sells, leases or otherwise disposes of all or substantially all of its assets, the successor entity to the Company is organized under the laws of the United States or any State thereof or the District of Columbia and expressly assumes, by a supplemental indenture executed and delivered to the Trustee in the form satisfactory to the Trustee, all of the Company's obligations under the Indenture; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, lease or acquisition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.


SECTION 802.   SUCCESSOR SUBSTITUTED.

     Upon any consolidation of the Company with, or merger of the Company into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Company as an entirety in accordance with Section 801, the Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                          ARTICLE NINE

                     Supplemental Indentures


SECTION 901.   SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

     Without the consent of any Holders, the Company, when authorized by a Board Resolution of the Company, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

     (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

     (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

     (3) to comply with any requirements of the Commission in order to effect and maintain the qualification of this Indenture under the Trust Indenture Act; or

     (4) to cure any ambiguity, to correct or supplement any provision herein or to make any other provisions with respect to matters or questions arising under this Indenture, PROVIDED that such action pursuant to this Clause (4) shall not adversely affect the interests of the Holders in any material respect.


SECTION 902.   SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (all such series voting as a class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution of the Company, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable thereon, or change the place of payment where, any Security or any premium or interest thereon if payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
     Date) (except as permitted by Section 901(4)), or

          (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3)  modify any of the provisions of this Section,
     Section 513 or Section 1009, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


SECTION 903.   EXECUTION OF SUPPLEMENTAL INDENTURES.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section
601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that such supplemental indenture is enforceable against the Company or its successors, as applicable, in accordance with its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


SECTION 904.   EFFECT OF SUPPLEMENTAL INDENTURES.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of

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

one or more particular series of Securities, or which modified the rights of the Holders of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

SECTION 905.   CONFORMITY WITH TRUST INDENTURE ACT.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.


SECTION 906.   REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee, the Company to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                           ARTICLE TEN

                            Covenants


SECTION 1001.  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

     The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.


SECTION 1002.  MAINTENANCE OF OFFICE OR AGENCY.

     The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof,

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

such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.


SECTION 1003.  MONEY FOR SECURITY; PAYMENTS TO BE HELD IN TRUST.

     If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of its action or failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent, (ii) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal of (and premium, if any) or interest in respect of the Securities and (iii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order

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

direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company as trustee thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.


SECTION 1004.  STATEMENT BY OFFICERS AS TO DEFAULT.

     (a) The Company will deliver to the Trustee, within 90 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

     (b) The Company shall deliver to the Trustee, immediately after the Company becomes aware of the occurrence of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default, and the action which the Company proposes to take with respect thereto.

SECTION 1005.  EXISTENCE.

     Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; PROVIDED, HOWEVER, that the Company shall not be

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

required to preserve any such right or franchise if the Board of Directors in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.


SECTION 1006.  MAINTENANCE OF PROPERTIES.

     The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary of the Company to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, as determined by the Board of Directors in good faith, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.


SECTION 1007.  PAYMENT OF TAXES AND OTHER CLAIMS.

     The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any of its Subsidiaries; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.


SECTION 1008.  MAINTENANCE OF INSURANCE.

     The Company shall, and shall cause its Subsidiaries to, keep at all times all of their properties which are of an insurable nature insured against loss or damage with insurers believed by the Company to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice.

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

SECTION 1009.  WAIVER OF CERTAIN COVENANTS.

     The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 801 and Sections 1005 to 1008, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of all series (voting as one class) shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.


                         ARTICLE ELEVEN

                    Redemption of Securities


SECTION 1101.  RIGHT OF REDEMPTION.

     If so provided pursuant to Section 301, a series of Securities may be redeemed at the election of the Company, as a whole or from time to time in part, at any time on or after the Redemption Dates and at the Redemption Prices specified with respect to a series of Securities as contemplated by Section 301.

SECTION 1102.  APPLICABILITY OF ARTICLE.

     Redemption of Securities of any series at the election of the Company, as permitted by any provision of this Indenture, shall be made in accordance with such provisions and this Article, subject to the provisions applicable to Securities of such series pursuant to Section 301.


SECTION 1103.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

     The election of the Company to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of such Securities to be redeemed.

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

SECTION 1104.  SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

     If less than all of the Securities of any series are to be redeemed, the particular Securities of such series to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, substantially pro rata, by lot or by such other method as the Trustee shall deem fair and appropriate and if such Securities are listed on any securities exchange, by a method that complies with the requirements of such exchange, and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.

     The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.


SECTION 1105.  NOTICE OF REDEMPTION.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

     All notices of redemption shall identify the Securities
(including CUSIP number, if any) to be redeemed and shall state:

          (1)  the Redemption Date,

          (2)  the Redemption Price and any accrued interest,

          (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

          (4) that on the Redemption Date the Redemption Price and any accrued interest will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date, and

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

          (5) the name of the Paying Agent and place or places where such Securities are to be surrendered for payment of the Redemption Price and any accrued interest.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company.


SECTION 1106.  DEPOSIT OF REDEMPTION PRICE.

     Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued and unpaid interest on, all the Securities which are to be redeemed on that date.


SECTION 1107.  SECURITIES PAYABLE ON REDEMPTION DATE.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued and unpaid interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.


SECTION 1108.  SECURITIES REDEEMED IN PART.

     Any Security of any series and tenor which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 1002
(with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the

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

Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute the Security and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                         ARTICLE TWELVE

               Defeasance and Covenant Defeasance


SECTION 1201.  COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

     To the extent either Section 1202 or 1203 is applicable to the Securities of any series pursuant to Section 301, the Company may at its option, exercised by Board Resolution of the Company, at any time, elect to defease the Outstanding Securities of such series pursuant to Section 1202 or covenant defease the Outstanding Securities of such series pursuant to Section 1203, upon compliance with the conditions set forth below in this Article Twelve.


SECTION 1202.  DEFEASANCE AND DISCHARGE.

     The Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of any series to which this Section 1202 applies on the date the conditions set forth below are satisfied (hereinafter, "defeasance") with respect to such Securities. For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute instruments in form satisfactory to the Company and the Trustee acknowledging the same), except for the following obligations, which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1404 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Twelve. Subject to compliance with this Article Twelve,

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

the Company may defease Securities under this Section 1202 notwithstanding the covenant defeasance of such Securities under Section 1203.


SECTION 1203.  COVENANT DEFEASANCE.

     The Company shall be released from its obligations in respect of the Securities of any series to which this Section 1203 applies under Sections 1005 through 1008, inclusive, and Clauses (1), (3) and
(4) of Section 801, and the occurrence of any event specified in Sections 501 (3) (with respect to Clauses (1), (3) or (4) of
Section 801), 501 (4) (with respect to any of Sections 1005
through 1008, inclusive), 501 (5), 501 (6), 501 (7) and 501 (8)
shall not be deemed to be an Event of Default on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance") with respect to such Securities. For this purpose, such covenant defeasance means that the Company may omit to comply with and shall have no liability to Holders of such Securities in respect of any term, condition or limitation set forth in any such Section or Clause, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Clause or by reason of any reference in any such Section or Clause to any other provision herein or in any other document; but the remainder of this Indenture and such Securities shall be unaffected thereby.


SECTION 1204.  CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

     The following shall be the conditions to application of either Section 1202 or Section 1203 to the then Outstanding
Securities of any series:

     (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the payments described below, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of, premium (if any) and each installment of interest on such Securities on the Stated Maturity of such principal or installment of interest in accordance with the terms of this Indenture and of such Securities. For this purpose, "Government Obligations" means securities that are (i) direct obligations of the United States or (ii) obligations of a Person controlled or supervised by and acting as an

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

agency or instrumentality of the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States which are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation evidenced by such depository receipt.

     (2) In the case of defeasance under Section 1202 of the Securities of any series, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either cage to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

     (3) In the case of covenant defeasance under Section 1203 of the Securities of any series, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.

     (4) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 501(7) and (8) are concerned, at any time during the period ending on the 121st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

     (5) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section
608 and for purposes of the Trust Indenture Act with respect to any securities of the Company.

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

     (6) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

     (7) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1202 or the covenant defeasance under
Section 1203 (as the case may be) have been complied with.

     (8) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.


SECTION 1205.  DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO
               BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

     Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively, for purposes of this Section 1205, the "Trustee") pursuant to Section 1204 in respect of the Securities of any series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities.

     Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the defeasance or covenant defeasance.

SECTION 1206.  REINSTATEMENT.

     If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1202 or 1203 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Twelve until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1202 or 1203; PROVIDED, HOWEVER, that if the Company makes any payment of principal of (and premium, if any) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.


                        ARTICLE THIRTEEN

                          Subordination


SECTION 1301.  SECURITIES SUBORDINATED TO SENIOR INDEBTEDNESS.

     The Company, for itself and its successors, and each Holder, by his acceptance of the Securities, agrees that the payment of the principal of and interest on the Securities by the Company is subordinated and subject in right of payment, to the extent and in the manner provided in this Article Thirteen, to the prior payment in full of Senior Indebtedness.

     This Article will constitute a continuing offer to all persons who become holders of, or continue to hold, Senior
Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees under this Article and they and/or each of them may enforce its provisions.


SECTION 1302.  NO PAYMENT ON SECURITIES IN CERTAIN CIRCUMSTANCES.

     (a) No payment will be made on account of principal of or interest on the Securities, or to acquire any of the Securities for cash or property, or on account of the redemption of the Securities (other than a redemption of Securities by the Trustee with funds irrevocably set aside in trust with the Trustee in accordance with the provisions of Section 1205 hereof), (x) upon the maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, unless and until all principal thereof and interest thereon shall first be paid in full in cash, or such payment duly made in cash or in a manner satisfactory to the holders of such Senior Indebtedness or (y) in the

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

event that the Company defaults in the payment of any principal of or interest on or any other amounts payable on or in connection with any Senior Indebtedness when it becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise, unless and until such default has been cured or waived in writing or has ceased to exist.

     (b) Upon the happening of an event of default (or in an event of default would result upon any payment with respect to the Securities) with respect to any Senior Indebtedness, as such event of default is defined in the instrument evidencing the Senior Indebtedness or under which it is outstanding, permitting the holders to accelerate its maturity (if the default is other than a default in payment of the principal of or interest on or other amount due in connection with such Senior Indebtedness), upon written notice of the event of default given to the Company and the Trustee by the holders of such Senior Indebtedness, then, unless and until such event of default has been cured or waived in writing or has ceased to exist, no payment will be made by the Company with respect to the principal of or interest on the Securities for cash or Property or on account of the prepayment provisions of the Securities.

     (c) The Company will give prompt written notice to the Trustee of any default under any Senior Indebtedness or under any agreement pursuant to which Senior Indebtedness may have been issued, and in the event of any such event of default, will provide to the Trustee in the form of an Officers' Certificate the names and addresses of the holders of such Senior Indebtedness, or the name and address of the trustee or trustees acting on their behalf. The Trustee will be entitled to rely conclusively on such Officers' Certificate without independent investigation.

     (d) If any payment or distribution of assets of the Company is received by the Trustee or any Holder or any paying agent at a time when that payment or distribution should not have been made because of Section 1302(a) or 1302(b), such payment or distribution will be promptly paid over to the holders of Senior Indebtedness which is due and payable and remains unpaid or unprovided for or their representative for application to the payment of such Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness which is due and payable held by them) until all such Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness.


SECTION 1303. SECURITIES SUBORDINATED TO PRIOR PAYMENT OF ALL SENIOR INDEBTEDNESS ON DISSOLUTION, LIQUIDATION OR REORGANIZATION.

     Upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency,

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receivership or similar proceeding related to the Company or its property or upon an assignment for the benefit of creditors or otherwise):

     (a) the holders of all Senior Indebtedness will first be entitled to receive payment in full of the principal and interest due on Senior Indebtedness and other amounts due in connection with Senior Indebtedness before the Holders are entitled to receive any payment on account of the principal of or interest on the Securities;

     (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee on behalf of the Holders would be entitled except for the provisions of this Article Thirteen will be paid by the liquidating trustee or agent or other Person making such a payment or distribution directly to the holders of Senior Indebtedness or their representatives to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holder of such Senior Indebtedness or provision for that payment or distribution; and

     (c) if, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities is received by the Trustee or the Holders or any paying agent (or if the Company is acting as its own paying agent, money for any such payment or distribution will be segregated or held in trust) on account of principal of or interest on the Securities before all Senior Indebtedness is paid in full, or effective provision made for its payment, such payment or distribution will be received and held in trust for and will be promptly paid over to the holders of the Senior Indebtedness which is due and payable and remains unpaid or unprovided for or their representative for application to the payment of such Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness which is due and payable and held by them) until all such Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness.

     The Company will give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization of it or any assignment for the benefit of its creditors.


SECTION 1304.  HOLDERS OF SECURITIES TO BE SUBROGATED TO RIGHTS
               OF HOLDERS OF SENIOR INDEBTEDNESS.

     Subject to the payment in full in cash of all Senior Indebtedness, the Holders shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets, cash, property or securities of the Company

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

applicable to the Senior Indebtedness until all amounts owing on the principal of and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, (a) no such payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee on their behalf would be entitled except for the provisions of this Article Thirteen, and no payment over pursuant to the provisions of this Article Thirteen to the holders of Senior Indebtedness by Holders of the Securities or the Trustee on their behalf shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Senior Indebtedness, and (b) no payment or distributions of cash, Property or securities to or for the benefit of the Holders of the Securities pursuant to the subrogation provision of this Article which would otherwise have been paid to the holders of Senior Indebtedness shall be deemed to be a payment by the Company to or for the account of the Securities. It is understood that the provisions of this Article are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand.


SECTION 1305.  OBLIGATIONS OF THE COMPANY UNCONDITIONAL.

     Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or will impair, as between the Company and the Holders of the Securities, the obligations of the Company, which are absolute and unconditional, to pay to the Holders of the Securities the principal of and interest on the Securities as and when they become due and payable in accordance with their terms, or is intended to or will affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Senior Indebtedness, nor will anything herein or therein prevent the Trustee or any Holder of the Securities from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. So long as the provisions of this Article Thirteen have been brought to the attention of the court of competent jurisdiction, tribunal, trustee or other person making the payment or distribution, upon any distribution of assets of the Company referred to in this Article, the Trustee and the Holders of the Securities will be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation, reorganization or similar proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Holders of the Securities for the purpose of ascertaining the persons entitled to participate in such distribution, the amounts distributed or to be distributed to them and all other facts pertinent to this Article Thirteen.

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

SECTION 1306.  TRUSTEE AND PAYING AGENT ENTITLED TO ASSUME
               PAYMENTS NOT PROHIBITED IN ABSENCE OF NOTICE.

     Notwithstanding any other provision of this Indenture, the Trustee and Paying Agent will not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee or the Paying Agent unless and until a Responsible Officer of the Trustee or the Paying Agent has received written notice thereof from the Company or from one or more holders of Senior Indebtedness or from any representative therefor and, prior to the receipt of any such written notice, the Trustee and Paying Agent will be entitled in all respects conclusively to assume that no such fact exists.

     The Trustee will be entitled to rely on the delivery to it of a written notice by a person representing himself, herself, or itself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder).

     Nothing contained in this Section 1306 limits the respective rights of the holders of Senior Indebtedness to recover payments as contemplated by Section 1302.


SECTION 1307.  APPLICATION BY TRUSTEE OF MONEYS DEPOSITED WITH IT.

     Any deposit of moneys by the Company with the Trustee or any Paying Agent for the payment of principal of or interest on the Securities, except to the extent allocated and held by the Trustee for the payment of principal of or interest on specific Securities which have been defeased or defeased and called for redemption in accordance with Article Ten hereof, will be subject to the provisions of Sections 1301, 1302, 1303 and 1304 except that, prior to the receipt of the notice provided for in Section 1306, the Trustee will be entitled to assume that no such facts exist; PROVIDED, HOWEVER, that if on a date not less than two Business Days prior to the date on which by the terms of this Indenture any such moneys may become payable for any purpose (including, without limitation, the payment of either principal of or interest on the Securities) the Trustee or such Paying Agent have not received with respect to such moneys the notice provided for in Section 1306, then the Trustee or such Paying Agent will have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and will not be affected by any notice to the contrary which may be received by it on or after such date. Nothing herein will be construed to relieve any Holders from duties imposed upon them under Section 1303(c) with respect to moneys received in violation of the provisions of this Article.

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

SECTION 1308. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE COMPANY OR HOLDERS OF SENIOR INDEBTEDNESS.

     No right of any present or future holders of any Senior Indebtedness to enforce subordination as provided herein will at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with. The holders of Senior Indebtedness may extend, renew, modify, amend, compromise, supplement or waive the terms of the Senior Indebtedness (including modifications and amendments which increase the principal amount of such Senior Indebtedness) or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the parties to the Indenture or the Holders of the Securities. No provision in any supplemental indenture which affects the superior position of the holders of the Senior Indebtedness will be effective against the holders of the Senior Indebtedness who have not consented thereto.


SECTION 1309.  SECURITYHOLDERS AUTHORIZE TRUSTEE TO EFFECTUATE
               SUBORDINATION OF SECURITIES.

     Each Holder of Securities by his acceptance of them authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article, and appoints the Trustee his attorney-in-fact for such purposes, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Company or the filing of a claim for the unpaid balance of its or his Securities in the form required in those proceedings. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding at least 30 days before the expiration of the time to file such claim or claims, then the holders of Senior Indebtedness are hereby authorized to have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Holders of Securities.


SECTION 1310.  RIGHT OF TRUSTEE AND PAYING AGENT TO HOLD SENIOR
               INDEBTEDNESS.

     Subject to the provisions of Sections 310(b) and 311 of the Trust Indenture Act of 1939, the Trustee and the Paying Agent will be entitled to all of the rights set forth in this Article in respect of any Senior Indebtedness at any time held by either of them to the same extent as any other holder of Senior Indebtedness, and nothing in this

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

Indenture will be construed to deprive the Trustee or the paying agent of any of its rights as such holder.


SECTION 1311.  THIS ARTICLE NOT TO PREVENT EVENTS OF DEFAULT.

     The failure to make a payment on account of principal of or interest on the Securities by reason of any provision of this Article will not be construed as preventing the occurrence of an Event of Default.


SECTION 1312.  NO FIDUCIARY DUTY CREATED TO HOLDERS OF SENIOR INDEBTEDNESS.

     With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied obligations or covenants with respect to the holders of Senior Indebtedness will be read into this Indenture against the Trustee. The Trustee will not be deemed to owe any fiduciary duty to holders of Senior Indebtedness and shall not be liable to any such holders if it mistakenly pays over or delivers to Holders of Securities, the Company, or any Person, money or assets to which any holder of Senior Indebtedness will be entitled by virtue of this Article or otherwise.


SECTION 1313.  TRUSTEE'S COMPENSATION NOT PREJUDICED.

     Nothing in this Article will apply to amounts due to the Trustee pursuant to other sections of this Indenture.


SECTION 1314.  REPRESENTATIVE OF SENIOR INDEBTEDNESS.

     Any notices to be given or payments to be made to any holders of Senior Indebtedness pursuant to this Indenture may be made or given to their authorized representative.

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

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                       HERITAGE MEDIA CORPORATION


                                       By:  _________________________________


[SEAL]
ATTEST:

________________________________


                                       THE BANK OF NEW YORK, as Trustee


                                       By:  _________________________________


[SEAL]
ATTEST:

________________________________

STATE OF TEXAS      )
                    )
COUNTY OF DALLAS    )


     Before me, the undersigned, on this day personally appeared ________________, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed.

     Given under my hand and seal of office this ____ day of _________, 1995.


     [SEAL]                            ______________________________________
                                       Notary Public, in and for the
                                       State of Texas
My Commission Expires:

___________________________


STATE OF NEW YORK   )
                    )
COUNTY OF NEW YORK  )


     Before me, the undersigned, on this day personally appeared ____________________, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed.

     Given under my hand and seal of office this ____ day of _________, 1995.


     [SEAL]                            ____________________________________
                                       Notary Public, in and for the
                                       State of New York
My Commission Expires:

___________________________


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